UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	85-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01.Entry into a Material Definitive Agreement.

Standby Equity Purchase Agreement

On June 2, 2022, TeraWulf Inc. (“TeraWulf” or the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville”). Pursuant to the SEPA, Yorkville is committed to purchase the Company’s common stock, par value $0.001 per share, in increments (each purchase, an “Advance”) having an aggregate gross sales price of up to $50,000,000 any time during the 36 months following the date of the SEPA (such shares, the “Common Stock”). The Common Stock will be sold at the Company’s option pursuant to the SEPA at 97% of the Market Price (as defined pursuant to the SEPA) and purchases are subject to certain limitations set forth in the SEPA. The Company will use the net proceeds from any Advance, if any, for general corporate purposes, which may include, among other things, working capital and/or capital expenditures.

The foregoing description of the SEPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SEPA, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the Company, relating to the validity of the Common Stock being offered pursuant to the SEPA is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Advance

In connection with the SEPA, also on June 2, 2022, the Company received an advance from Yorkville in the form of a convertible promissory note in an aggregate principal amount of $15 million (the “Advance”) for a purchase price of $14,700,000. The Advance has a maturity date of November 25, 2022 (the “Maturity Date”) and accrues annual interest at a rate of 4% . The Advance is convertible into shares of the Company’s Common Stock at Yorkville’s option at a conversion price of $3.75 (the “Conversion Price”) any time prior to the Maturity Date, subject to the terms and conditions of the Advance. The Company may also sell Common Stock at the Conversion Price in order to offset amounts owed by the Company to Yorkville under the Advance.

The Advance has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report under “Advance” is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

TeraWulf’s management team will host a conference call to provide a business update on Monday, June 13, 2022 at 5:00 p.m. Eastern Time to provide additional details on the recent financing activity, and progress on its plans for energizing the bitcoin mining operations at its Lake Mariner Facility and Nautilus Cryptomine Facility.

All interested parties may access a live webcast of this conference call at www.terawulf.com, under “Investors” and “Events and Presentations” tabs.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Standby Equity Purchase Agreement, dated as of June 2, 2022, by and between TeraWulf Inc. and YA II PN, LTD.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1).

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the data mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, IKONICS and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; (12) the timely transition of the CFO role; and (13) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Patrick A. Fleury
Name:	Patrick A. Fleury
Title:	Chief Financial Officer

Dated: June 8, 2022

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